Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Imobolis, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julian Spitari, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2011

/s/ Julian Spitari
Julian Spitari, Chief Executive Officer (Principal Executive Officer and Principal Accounting Officer)